Exhibit 99.2
Annual Shareholders Meeting New York City May 24, 2010

Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Diodes' business objective; future quarterly outlook; and growth strategy and guidance in revenue range, revenue growth, gross profit, gross profit growth, operating expenses, income tax rate range, the number of outstanding shares of Common Stock, and the rate of capital expenditure. Potential risks and uncertainties include, but are not limited to, such factors as Diodes' business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continue introduction of new products; Diodes' ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes' ability to successfully make additional acquisitions; risks of domestic and foreign operations; uncertainties in the Auction Rate Securities market; currency exchange rates; availability of tax credits; UBS settlement may not provide us with the liquidity intended; we may not be able to maintain our current performance and loadings in our manufacturing facilities; the global economic weakness may be more severe or last longer than we currently anticipated; and other information detailed from time to time in Diodes' filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company's press release on May 6, 2010 titled "Diodes Incorporated Reports First Quarter 2010 Financial Results" for detailed information related to the Company's non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss). Page 2

Experienced Management Team Page 3 Richard White CFO, Secretary and Treasurer 25 yrs at Texas Instruments VP, Finance for TI's global MOS Memory and Controller, TI Asia Pacific Mark King Sr. VP, Sales and Marketing 19 yrs with Diodes and 7 yrs at Lite-On Sales, marketing and finance background Joseph Liu Sr. VP, Operations 20 yrs with Diodes 19 yrs at Texas Instruments Carl Wertz VP, Finance and Investor Relations Diodes' CFO from 1998 to 2009 24 yrs of relevant industry experience Colin Greene Europe President & VP of Europe, Sales and Marketing 11 yrs at Zetex plc 10 yrs at National Semiconductor Dr. Keh-Shew Lu President, CEO and Director 9 yrs Board of Directors 27 yrs at Texas Instruments Julie Holland VP, Worldwide Analog Products 23 yrs at Texas Instruments Francis Tang VP, Worldwide Discrete Products 26 yrs relevant industry experience Ed Tang VP, Corporate Administration 25 yrs at Texas Instruments Hans Rohrer Sr. VP, New Business Development Prior CEO at Zetex

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver market-leading semiconductor products Page 4

Quick and Decisive Actions in 2009 Shut-down of Zetex 4-inch wafer fab line and subsequent line consolidation Zetex sub-contractor packaging transferred to our Shanghai facilities, reducing our dependence on third parties while increasing internal factory utilization rates and margin Implemented our plan to change from gold wire bond to copper wire bond Reduced headcount by 20% Implemented salary freezes, mandatory time off, temporary site shut-downs, hiring freeze, and cancelled discretionary bonuses Implemented strict controls over all spending to maximize cash flow including minimized Capex Returned to profitability in 3Q09 and initiated Capex in 4Q to capture expected 2010 growth Achieved positive cash flow for every quarter in 2009 and continued our 18 years of consecutive profitability Page 5

Revenue by Year ($M) Revenue Growth Page 6 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008 2009 2004 - 2009 (CAGR: 21.2%) $434 $ 78 $104 $130 $122 2003 $433 $ 96 $116 $134 $ 87 $401 $343 $215 $186 $137 1H10 $137 $142-$148 Est. 33.4% 17.3% 6.6% 5.0% 4 - 8%

Revenue Profile - 1Q10 By Channel By Region By Segment Page 7 16% 73% 11% Asia Pacific Europe North America 53% 47% Distribution OEM 28% 20% 17% 32% 3% Industrial Consumer Electronics Communications Automotive Computing

Strong Year 2009 Performance Page 8 2009 Revenue $433 $434 $1 Revenue Growth 8% 0% flat Gross Profit $133 $121 ($12) Gross Margin % 30.6% 27.9% (2.7%) Operating Profit $27 $23 ($4) Net Income $28 $8 ($20) Earnings Per Share $0.66 $0.17 ($0.49) Cash Flow from Operations $57 $66 $9 EBITDA $83 $67 ($16) 2008 Y-Y Aggressive action and resulting fast recovery enabled positive earnings in 2H09 and for the whole year $M

Annual Revenue Growth Rates Outperforming the Industry Page 9 59.9% 2004 to 2009 Growth Diodes: 21.2% Industry: 2.4% 2004 2005 2006* 2007 2008* 2003 8.0% 35.6% 15.6% 16.9% 18.2% 18.1% (3.3%) 13.5% 8.1% (0.5%) (1.3%) (10%) 0% 10% 20% 30% 40% 50% 60% Industry (Discrete + Analog) Source: World Semiconductor Trade Statistics 0.4% (12.2%) 2009 *Acquisition Years

First Quarter 2010 Financial Performance Page 10 Revenue $78 $130 $137 $59 $7 Revenue Growth (10%) 7% 5% 76% 5% Gross Profit $14 $42 $48 $34 $6 Gross Margin % 18.6% 32.1% 34.9% 1630 bp 280 bp Operating Profit ($8) $14 $19 $27 $5 Net Income ($11) $14 $15 $26 $1 Earning per share ($0.26) $0.32 $0.33 $0.59 $0.01 Cash Flow from Operations $7 $22 $24 $17 $2 EBITDA $3 $25 $33 $30 $8 1Q09 4Q09 Y-Y Q-Q 1Q10 $M

Balance Sheet Page 11 Dec 31, 2009 Cash $104 $242 $248 S-T Investment $ - $297 $238 Inventory $ 99 $ 90 $ 94 L-T Investment $321 $ - $ - Total Assets $891 $1,018 $982 Current Liabilities $ 87 $392 $345 L-T Debt $373 $125 $126 Total Liabilities $491 $567 $522 Total Equity $400 $451 $460 March 31, 2010 Dec 31, 2008 (adjusted) $M

Second Quarter 2010 Outlook Revenue expected to range between $142-$148 million, up 4% to 8% sequentially This forecast represents our fifth consecutive quarter of revenue growth and will signify another quarterly revenue record Gross Profit is expected to increase at a rate comparable to our revenue growth Operating expenses are anticipated to decrease slightly from first quarter levels on a percent of revenue basis Income tax rate for second quarter is expected to range between 15% - 20% Page 12

Thank you Company Contact: Diodes Incorporated Carl Wertz VP, Finance and Investor Relations P: 805-446-4800 E: carl_wertz@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com